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                                                                  Exhibit 10.17

  Stock Purchase Agreement With Former Intelligent Communications, Inc. Owners

                      INTELLICOM RIGHTS PURCHASE AGREEMENT
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         THIS INTELLICOM RIGHTS PURCHASE AGREEMENT ("Agreement") is made as of this 7th day of February, 2001, by and between the undersigned former shareholder of Intelligent Communications, Inc. ("Shareholder"), and SoftNet Systems, Inc., a Delaware corporation ("SoftNet").

         WHEREAS, Shareholder obtained, among other things, the right (the "Rights") to receive a portion of the Second Anniversary Stock, Third Anniversary Stock and the proceeds from the Second Promissory Note, as such terms are defined in that certain Agreement and Plan of Reorganization by and among SoftNet, SoftNet Acquisitions, Inc., and Intelligent Communications, Inc., dated November 22, 1998 and the amendments thereto (collectively, the "Merger Agreement"). All capitalized but undefined terms herein shall have the meaning set forth in the Merger Agreement.

         WHEREAS, SoftNet intends to buy, and Shareholder intends to sell, the Rights owned by Shareholder, upon the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, both parties agree as follows:

1.       Purchase of Rights. Subject to the terms and conditions of this
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         Agreement, Shareholder agrees to sell and deliver to SoftNet, and
         SoftNet agrees to purchase from Shareholder, all of Shareholder's right, title and interest to and in the Rights for an aggregate amount equal to the amount set forth next to Shareholder's name on Exhibit A (the "Purchase Price"). Upon payment of the Purchase Price, all right, title and interest to and in the Rights shall pass to SoftNet without further action on the part of the Parties and Shareholder shall have no right to receive any additional consideration under the Merger Agreement.

2.       Representations and Warranties of SoftNet. As material representations
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         to induce Shareholder to enter into this transaction, SoftNet makes the following representations and warranties to Shareholder, each of which is true and correct as of the date hereof:

         2.1.     Corporate Organization. SoftNet is a corporation duly
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                  organized and existing in good standing under the laws of the
                  State of Delaware and has filed all reports required to be filed with the Secretary of State of the State of Delaware and has all corporate power and authority to own, operate and lease its properties and carry on its businesses as now conducted.

         2.2.     Authorization of Agreement. SoftNet has all corporate power
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                  and authority to execute and deliver this Agreement and to consummate the transactions provided for herein and the execution and delivery of this Agreement by SoftNet and the performance of its obligations to be performed hereunder have been duly authorized by all necessary and appropriate action by SoftNet's Board of Directors. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach of, or constitute a default under, the terms or conditions of SoftNet's Certificate of Incorporation or Bylaws, or any order, judgment or decree or any agreement or instrument to which SoftNet is a party or by which SoftNet or its assets are bound or affected. This Agreement is, and each other agreement and document to be executed by SoftNet, will be when so executed, a valid and binding obligation of SoftNet enforceable in accordance with its terms.

     3.  Representations and Warranties of Shareholder. As material
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         representations to induce SoftNet to enter into this transaction,
         Shareholder makes the following representations and warranties to SoftNet, each of which is true and correct as of the date hereof:


         3.1. Corporate Organization. If Shareholder is a corporation, Shareholder is a corporation duly organized and existing in good standing under the laws of the jurisdiction next to its name on Exhibit A and has filed all reports required to be filed with such jurisdiction and has all corporate power and authority to own, operate and lease its properties and carry on its businesses as now conducted.


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         3.2.     Authorization of Agreement. If Shareholder is a corporation,
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                  Shareholder has all corporate power and authority toexecute and deliver this Agreement and to consummate the transactions provided for herein and the execution and delivery of this Agreement by Shareholder and the performance of its obligations to be performed hereunder have been duly authorized by all necessary and appropriate action by Shareholder's Board of Directors. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach of, or constitute a default under, the terms or conditions of Shareholder's Certificate of Incorporation or Bylaws, or any order, judgment or decree or any agreement or instrument to which Shareholder is a party or by which Shareholder or its assets are bound or affected. This Agreement is, and each other agreement and document to be executed by Shareholder, will be when so executed, a valid and binding obligation of Shareholder enforceable in accordance with its terms.

         3.3.     Title to Rights. Shareholder has good, indefeasible and
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                  marketable title to the Rights, free and clear of all
                  mortgages, security interests, title retention agreements, options to purchase, rights of first refusal, liens, easements, encumbrances, restrictions and other burdens of any nature whatsoever ("Liens"). The Rights are not subject to any restrictions with respect to the transferability thereof and Shareholder has complete and non-restricted power and right to sell, assign, convey and deliver the Rights to SoftNet as contemplated hereby. Upon payment of the Purchase Price, SoftNet will receive good and marketable title to the Rights free and clear of all Liens. Shareholder has not transferred any right to the Rights to any other person.

     4.  Release. Shareholder, on behalf of itself and its respective officers,
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         directors, stockholders, employees, insurers, agents, legal representatives, parent and subsidiary companies, successors, attorneys and assigns (if any) hereby fully and forever releases and discharges SoftNet and all of its past, present and future agents, officers, directors, employees, parent and subsidiary companies, attorneys, successors, and assigns from any and all manner of actions, causes of action, claims, judgments, obligations, damages and liabilities, of whatsoever kind and character (including without limitation attorneys' fees and expenses), whether known or unknown, suspected or unsuspected, past or present, occurring at any time or times prior to the date of this Agreement, including but not limited to any such claims arising out of or relating to the Merger Agreement and any acts or events involving SoftNet and Shareholder or its agents or employees. Shareholder represents and warrants that it has not assigned any such claim on its behalf. Further, by this Agreement, Shareholder waives any claim against SoftNet for damages or other remedies incurred at any time after the date of this Agreement because of alleged continuing effects of any alleged acts or omissions involving SoftNet that occurred on or before the date of this Agreement, and any right to sue for monetary or injunctive relief regarding the alleged continuing effects of any such acts or omissions that occurred before the date of this Agreement.

         4.1      Waiver of Section 1542. The Parties hereby expressly waive and
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                  relinquish all rights and benefits under Section 1542 of the
                  California Civil Code which provides:

                  A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

                  The Parties, having consulted with legal counsel of their own choosing, understands the statutory language of Section 1542 of the California Civil Code but nevertheless elects to and hereby does release the other Party from all claims they may have against them, and each of them, whether known or unknown, arising from the subject matter of this Mutual Release, and specifically waives any rights which she may have under said Civil Code section.

5.       Miscellaneous
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     5.1.         Amendment and Severability. This Agreement may be amended,
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                  modified or altered only by the express written agreement
                  executed by SoftNet and Shareholder. If any provision of this Agreement or the application thereof to any party or circumstances shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been part of this Agreement. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there shall be added automatically as part of this


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                  Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable.

         5.2.     Benefit. This Agreement shall be binding upon and inure to the
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                  benefit and burden of the parties hereto, their successors and assigns. This Agreement may not be assigned by any party without the express written consent of the other party, which consent may be withheld in the sole discretion of the party requiring such consent.

         5.3.     No Third Party Beneficiaries. This Agreement shall be for and
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                  inure to the benefit of SoftNet and Shareholder and there
                  shall be no third party beneficiaries thereto. Specially excluded from any beneficial status hereunder are Shareholder's creditors, employees, customers and suppliers.

         5.4.     Governing Law and Forum. This Agreement shall be construed
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                  under the laws of the state of California and any action to enforce, construe or modify this Agreement shall be brought in an appropriate court of competent jurisdiction in California.

         5.5.     Entire Agreement. This Agreement, together with the Exhibits,
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                  the Schedules and other documents to be delivered pursuant hereto, constitute the entire agreement among the parties hereto and there are no agreements, representations or warranties which are not set forth herein. All prior negotiations, agreements and understandings are superseded hereby. All parties being represented by counsel, no one party shall be deemed the drafter of this Agreement with respect to its interpretation.

         5.6.     Paragraph Headings. The Section and paragraph headings
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                  contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         5.7.     Counterparts. This Agreement may be executed in one or more
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                  counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         5.8.     Attachments. All Exhibits, Schedules and attachments to this
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                  Agreement are made a part of this Agreement by this reference.
                  Any information disclosed in an Exhibit, Schedule or attachment shall be deemed to be disclosed and incorporated into any other Exhibit, Schedule or attachment where such disclosure would be appropriate.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives on the day and year first above written.

                                 SOFTNET SYSTEMS, INC, a Delaware corporation


                                 By: _______________________________
                                   Steven M. Harris
                                   Senior Vice President

                                 SHAREHOLDER

                                        __________________________________

                                 NAME: ___________________________________
                                 ADDRESS:_________________________________
                                         _________________________________